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                                                                    Exhibit 99.3

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 of Sonic Automotive, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, O. Bruton Smith, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                                             /s/ O. Bruton Smith
                                                         -----------------------

                                                                 O. Bruton Smith
                                                         Chief Executive Officer
                                                                 August 14, 2002